Exhibit 32.1

                            CERTIFICATION PRESIDENT,
                          SECRETARY AND GENERAL COUNSEL
             Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Lakeland Industries, Inc. (the "Company") on Form 10-K for the period ending January 31, 2005 (the "Report"), I Christopher J. Ryan , Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


/s/Christopher J. Ryan
-----------------------------
Christopher J. Ryan
Chief Executive Officer, President,
Secretary and General Counsel

April 15, 2005


                                       64